Exhibit 10.7





                            SOUTHINGTON SAVINGS BANK


                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



                          (Effective December 21, 1998)








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                            SOUTHINGTON SAVINGS BANK


                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                     --------------------------------------




                                TABLE OF CONTENTS
                                -----------------


ARTICLE                                                                     PAGE
-------                                                                     ----

1     PURPOSE..................................................................1

2     DEFINITIONS..............................................................1

3     PARTICIPATION............................................................5

4     TARGET BENEFIT...........................................................5

5     PAYMENT OF TARGET BENEFIT................................................7

6     PRE-RETIREMENT DEATH BENEFIT.............................................9

7     VESTING.................................................................10

8     FUNDING.................................................................12

9     ADMINISTRATION..........................................................13

10    CLAIM PROCEDURE.........................................................14

11    ADOPTION BY EMPLOYER; OBLIGATIONS OF EMPLOYER...........................14

12    MISCELLANEOUS...........................................................15




                                      - i -

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                            SOUTHINGTON SAVINGS BANK


                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                     --------------------------------------


                                    ARTICLE 1

                                     PURPOSE
                                     -------

     The purpose of the Southington Savings Bank Supplemental Executive Retirement Plan (the "Plan") is to provide certain designated executives with a supplemental retirement benefit in addition to the sum of (a) their retirement benefits provided under the Southington Savings Bank Defined Benefit Pension Plan ("Pension Plan") and the Southington Savings Bank Supplemental Retirement Plan, and (b) their Social Security benefits. The Plan is not intended or designed to meet the qualification requirements of Section 401 of the Internal Revenue Code. As of the Effective Date, Robert D. Morton is the only person eligible to participate in the Plan.

                                    ARTICLE 2

                                   DEFINITIONS
                                   -----------

     When used herein with initial capital letters, each of the following terms shall have the corresponding meaning set forth below unless a different meaning is plainly required by the context in which the term is used:

     SECTION 2.01. "Administrator" shall mean the Plan





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Administrator under the Pension Plan.

     SECTION 2.02. "Board" shall mean the Board of Directors of Southington Savings Bank or Bancorp Connecticut, Inc., as applicable.

     SECTION 2.03. "Change in Control" shall have the same meaning as provided in the Participant's employment agreement with the Employer.

     SECTION 2.04. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     SECTION 2.05. "Committee" shall mean the Compensation Committee of the Board, or any subsequent committee of the Board that has primary responsibility for compensation policies. In the absence of such a committee, "Committee" shall mean the Board or any committee of the Board designated by the Board to perform the functions of the Committee under the Plan.

     SECTION 2.06. "Compensation" shall have the same meaning as provided in the Pension Plan, except that bonuses and other incentive payments shall be included as Compensation under this Plan, and the dollar maximum set by section 401(a)(17) of the Code, as amended, or any other Code section which replaces, or into which, such Code section is amended, shall not apply to this Plan.




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     SECTION 2.07. "Disability" shall have the same meaning as provided in the
Pension Plan.

     SECTION 2.08. "Early Retirement Date" shall have the same meaning as provided in the Pension Plan.

     SECTION 2.09. "Effective Date" means December 21, 1998.

     SECTION 2.10. "Employer" includes, individually and/or collectively as the context requires, Southington Savings Bank ("Bank"), Bancorp Connecticut, Inc. ("Bancorp"), and all other entities in which the Bank or Bancorp holds, directly or indirectly, more than a 50-percent ownership interest and that have approved and adopted this Plan pursuant to Article 11, whether or not an individual Employer directly compensates the Participant or the Participant appears on the payroll of such Employer.

     SECTION 2.11. "Final Average Compensation" shall mean a Participant's highest average twelve-month Compensation earned during any 60 consecutive months (or lesser actual period of receiving Compensation) of employment preceding the calendar month in which the Participant's employment ends. In determining a Participant's 60 consecutive months of highest average annual Compensation, periods during which the Participant was not receiving Compensation shall be disregarded.




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     SECTION 2.12. "Participant" shall mean an employee of the Employer who is eligible to participate in the Plan pursuant to Article 3.

     SECTION 2.13. "Target Benefit" shall mean the benefit described in Article
4.

     SECTION 2.14. "Years of Vesting Service" shall be the Participant's Years of Vesting Service under the Pension Plan.







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                                    ARTICLE 3

                                  PARTICIPATION
                                  -------------

     Each employee of the Employer specifically named and designated by the Board to be eligible to participate in the Plan shall be a Participant in the Plan. As of the Effective Date, Robert D. Morton is the sole Participant in the Plan.


                                    ARTICLE 4

                                 TARGET BENEFIT
                                 --------------

     SECTION 4.01. The Target Benefit a Participant shall be entitled to receive from the Employer under this Plan shall have a value equal to the excess, if any, of (a) over (b), where:

     (a) Equals a lifetime benefit in an annual amount equal to sixty (60) percent of the Participant's Final Average Compensation, which benefit shall be reduced, if payment of the Target Benefit shall commence prior to the Participant's attainment of age 65, in accordance with the actuarial factors set forth in the Pension Plan applicable to retirement benefits of employees retiring on an Early Retirement Date, provided that no benefit reduction shall occur if payment is made on account of a Change in Control;

     (b) equals the sum of (i) the annual benefit payable to the




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Participant under the Pension Plan, expressed in the normal form of benefit applicable to the Participant pursuant to the terms of the Pension Plan (whether or not such benefit is actually paid in such form) commencing at the same time as benefits hereunder, plus (ii) the annual benefit payable to the Participant under the Southington Savings Bank Supplemental Retirement Plan, as determined under Section 2 of that plan, without any actuarial adjustment in the event benefits are paid in a form other than the applicable normal form of benefit under the Pension Plan, plus (iii) the annual Social Security benefit payable to the Participant by the federal government which commences at the same time as benefits hereunder.

     SECTION 4.02. Notwithstanding the foregoing, if a Participant's employment terminates on account of his or her disability for which benefits are payable under the Employer's long-term disability plan, no Target Benefit shall be owing under this Plan to such Participant until such time that benefits to the Participant have ceased under the long-term disability plan.

     SECTION 4.03. An eligible spouse, if any, of such Participant shall be entitled to receive a continuation of such benefit only to the extent provided in Articles 5 or 6. No beneficiary under the Plan shall be permitted other than a surviving eligible spouse.





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                                    ARTICLE 5

                            PAYMENT OF TARGET BENEFIT
                            -------------------------

     SECTION 5.01. A Participant's Target Benefit payments shall commence on the first day of the month following the LATER of (a) the date the Participant is vested in such Target Benefit pursuant to Article 7 of this Plan, and (b) the latest of the month in which the Participant's employment ends, the last month the Participant is paid liquidated damages provided for under the Participant's employment agreement with the Employer, and the last month in which the Participant receives severance payments from the Bank payable for any reason, including but not limited to a Change in Control, as required by the Participant's employment agreement with the Employer, unless the Participant and the Administrator agree that such benefit shall commence at a later time. In no event will a Participant or Beneficiary have a right to receive any Target Benefit payment nor shall the Employer have any obligation to make any such payment hereunder until the Participant becomes vested in the Target Benefit in accordance with Article 7 of the Plan.

     SECTION 5.02. The normal form in which a Target Benefit shall be paid is, for a Participant who is unmarried on the date on which benefit payments are to commence as determined above, monthly payments on the first day of each month for the life of the Participant only, and for a Participant who is married at such time, monthly payments on the first day of each month for




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the life of the Participant and after the Participant's death, monthly payments on the first day of each month to the Participant's surviving spouse for life (or until remarried, if earlier), each in an amount equal to 50 percent of the Participant's monthly payment. To be entitled to a Target Benefit under the Plan, a spouse must be married to the Participant both on the date Target Benefit payments to the Participant commence and on the Participant's date of death (hereinafter referred to as a "Surviving Spouse"). The annual Target Benefit payable to a married Participant, while living, shall be equal to the annual Target Benefit that would be payable to such Participant if unmarried.

     SECTION 5.03. Instead of the normal forms of benefit in Section 5.02, a Participant may elect to receive payment of his or her Target Benefit under the Plan in one of the optional forms of benefit available under the Pension Plan; provided, however, that any such optional form of benefit shall be the "Actuarial Equivalent," as such term is defined in the Pension Plan, of the Target Benefit that would be payable to the Participant in normal form if unmarried. A Participant who is married on the date on which Target Benefit payments commence shall not be required to obtain the consent of his or her spouse to have his or her Target Benefit paid in a form of benefit other than the normal form. Notwithstanding the foregoing, the Administrator shall have the discretion to pay Target Benefits on a quarterly or annual basis if, in the Administrator's opinion, the amount of a Participant's




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or a surviving Spouse's monthly Target Benefit would be insufficient to merit a monthly payment.

                                    ARTICLE 6

                          PRE-RETIREMENT DEATH BENEFIT
                          ----------------------------

     SECTION 6.01. If a Participant in the Plan with respect to the Target Benefit should die after having become vested with respect to a Target Benefit but prior to the commencement of Target Benefit payments, in accordance with
Article 5, and if such Participant's spouse is entitled to a death benefit under the Pension Plan, said spouse shall be entitled to receive from the Employer a death benefit in the form of monthly payments commencing on the first day of the month following the date of death and lasting for the spouse's life (or until remarried, if earlier). The amount of such death benefit shall be determined solely with respect to the Participant's Target Benefit (without reduction for any payments made to the Participant on account of disability), and shall be equal to the Target Benefit that would have been payable in the normal form under Section 5.02 to such spouse as a Surviving Spouse if the Participant had retired on the day prior to his or her death.

     SECTION 6.02. No death benefit with respect to a Target Benefit other than that set forth above shall be payable under this Plan if a Participant dies prior to the commencement of benefit payments hereunder.





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                                    ARTICLE 7

                                     VESTING
                                     -------

     SECTION 7.01. Except to the extent Section 7.02 otherwise provides, a Participant shall be vested and shall have a nonforfeitable right with respect to the Target Benefit upon the earliest to occur of the following:

     (a) The Participant's death while an employee of the Employer;

     (b) The Participant's disability while an employee of the Employer;

     (c) The Participant's satisfying the definition of Early Retirement Date under the Pension Plan;

     (d) A Change in Control after a Participant has completed five (5) Years of Vesting Service.

     SECTION 7.02. Notwithstanding Section 7.01 above, if a Participant shall be terminated for cause, as defined in the Participant's employment agreement with the Employer, or otherwise performs acts of willful misconduct or gross negligence in a matter of material importance to the Employer, payments of




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the Target Benefit that thereafter would have been payable to the Participant or such Participant's spouse may, at the sole discretion of the Committee, be forfeited, and the Employer shall have no further obligation under this Plan to the Participant or such Participant's spouse.






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                                    ARTICLE 8

                                     FUNDING
                                     -------

     Benefits payable under this Plan shall be "unfunded," as that term is used in Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of the Employee
Retirement Income Security Act of 1974, as amended, with respect to unfunded plans maintained primarily for the purpose of providing deferred compensation to a select group of management of highly compensated employees, and the Administrator shall administer this Plan in a manner that will ensure that benefits are unfunded and that Participants will not be considered to have received a taxable economic benefit prior to the time at which benefits are actually payable hereunder. Accordingly, the Employer shall not be required to segregate or earmark any of its assets for the benefit of Participants or their spouses or other beneficiaries, and each such person shall have only a contractual right against the Employer for benefits hereunder. The rights and interests of a Participant under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge or encumbrance by a Participant or any person claiming under or through a Participant, nor shall they be subject to the debts, contracts, liabilities or torts of a Participant or anyone else prior to payment.

     The Employer may, but need not, set aside or invest funds, or establish a trust of any type, to meet its liability to a




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Participant under this Plan. Title to and beneficial ownership of any assets, whether cash, investments, or otherwise, which the Employer may designate to pay the benefits described hereunder, shall at all times remain in the Employer, or with a trustee, and a Participant shall have no property interest whatsoever in any specific assets of the Employer or trustee. Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a fiduciary relationship between the Employer and a Participant. To the extent a Participant has a right to receive a payment or payments under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Employer.


                                    ARTICLE 9

                                 ADMINISTRATION
                                 --------------

     The Plan shall be operated under the direction of the Committee and administered by the Administrator. The calculation of all benefits payable under the Plan shall be performed at the direction of the Administrator, subject to the review of the Committee in its discretion, and such calculations and the Committee's decisions in all other matters involving the interpretation or application of the Plan shall be final and binding on all persons.





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                                   ARTICLE 10

                                 CLAIM PROCEDURE
                                 ---------------

     All claims for benefits under this Plan shall be determined under the claims procedure in effect under the Pension Plan on the date that such claims are submitted, except that the Administrator shall make initial determinations with respect to claims hereunder and the Committee shall decide appeals of such determinations.


                                   ARTICLE 11

                  ADOPTION BY EMPLOYER; OBLIGATIONS OF EMPLOYER
                  ---------------------------------------------

     Benefits under this Plan shall, in the first instance, be paid and satisfied by the Bank. If the Bank shall be dissolved or for any other reason shall fail to pay and satisfy such benefits, then Bancorp shall pay the benefits under the Plan. If Bancorp shall be dissolved or for any other reason shall fail to pay and satisfy such benefits, then each other adopting Employer shall be jointly and severally liable for paying all of the benefits under the Plan.





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                                   ARTICLE 12

                                  MISCELLANEOUS
                                  -------------

     SECTION 12.01. AMENDMENT OR TERMINATION. The Board may amend or discontinue the Plan at any time; provided, however, that no amendment or discontinuation shall diminish the Employer's obligation to provide any benefits accrued to the date of such amendment or discontinuation. For purposes of the foregoing "benefits accrued" shall mean the value of a Participant's benefit under the Plan, as of the date of amendment or discontinuation of the Plan, with respect to the Target Benefit, based upon the Participant's Final Average Compensation, Years of Credited Service, pension plan benefit and projected Social Security benefits as of such date. A Participant with an accrued but unvested benefit under the Plan as of the date of amendment or discontinuation of the Plan shall become vested with respect to such benefit upon such Participant's satisfaction of the requirements of Article 4, as the case may be.

     SECTION 12.02. PENSION PLAN BENEFIT ADJUSTMENTS. Any amendment to a Participant's benefit under the Pension Plan after the payment of benefits commences under this Plan shall not affect the amount of the benefits under this Plan. Furthermore, the provision of any additional benefits under the Pension Plan shall in no way result in any adjustment with respect to the benefits under this Plan.

     SECTION 12.03. NO RIGHT TO CONTINUED EMPLOYMENT.

     (a) Adoption of the Plan, the provisions of the Plan, and any action of the Board or Committee with respect to the Plan,




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shall not be held or construed to confer upon any Participant any right to continuation of employment by the Employer.

     (b) The Employer reserves the right to terminate or otherwise discipline any Participant, or otherwise deal with any Participant, to the same extent as though the Plan had not been adopted.

     SECTION 12.04. TAXES.

     (a) The Bank or any other entity making a payment under the Plan shall have the right to deduct from all amounts distributed any taxes required by law to be withheld.

     (b) A Participant should consult his or her own tax advisors concerning the personal tax consequences of being eligible for the Plan, and the tax treatment of distributions received under the Plan.

     SECTION 12.05. HEADINGS. Headings are included in the Plan for convenience only and are not substantive provisions of the Plan.

     SECTION 12.06. APPLICABLE LAW. The interpretation of the provisions and the administration of the Plan shall be governed by the laws of the state of Connecticut.


Dated this 25th day of March, 1999, at Southington, Connecticut.



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                                       SOUTHINGTON SAVINGS BANK

Witness:                                  By /s/ Walter J. Hushak
                                             ---------------------
/s/ Judy Smith                                   Walter J. Hushak
-----------------------                          Its Chairman
    Judy Smith

                                       BANCORP CONNECTICUT, INC.

Witness:                                  By /s/ Walter J. Hushak
                                             ---------------------
                                                 Walter J. Hushak
/s/ Judy Smith                                   Its Chairman
-----------------------
    Judy Smith